Exhibit 99.1

Catalent, Inc. Announces Public Offering of Common Stock to Fund Part of its Acquisition of Cook Pharmica

SOMERSET, N.J.—September 25, 2017—Catalent, Inc. (“Catalent”) (NYSE:CTLT), the leading global provider of advanced delivery technologies and development solutions for drugs, biologics and consumer health products, today announced that it has launched an underwritten public offering (the “Offering”) of $250.0 million of its common stock. In connection with the Offering, Catalent intends to grant the underwriters an option for 30 days to purchase up to $37.5 million of additional shares of its common stock.

Catalent intends to use the net proceeds of the Offering to fund, in part, the purchase price of the previously announced pending acquisition (the “Acquisition”) of Cook Pharmica LLC (“Cook Pharmica”). Catalent expects to fund the balance of the purchase price and pay related fees and expenses with the net proceeds from a senior unsecured notes offering (and to the extent all or a portion of the net proceeds from the Offering and/or the notes offering are not available, a senior unsecured bridge loan facility), as well as cash on hand. The Offering is not contingent on the closing of the Acquisition or any debt financing. If for any reason the Acquisition does not close, Catalent intends to use the net proceeds from the Offering for general corporate purposes.

Morgan Stanley, J.P. Morgan, RBC Capital Markets and BofA Merrill Lynch are acting as underwriters for the Offering.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the securities described above, nor shall there be any sale of such shares of common stock or any other security of Catalent in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The Offering is being made pursuant to an effective shelf registration statement, including a base prospectus, that was filed with the Securities and Exchange Commission (the “SEC”) on June 6, 2016 and is available on the SEC website. A preliminary prospectus supplement and the accompanying base prospectus related to the Offering have been filed with the SEC on September 25, 2017 and are available on the SEC website. Copies of these documents may be obtained from Morgan Stanley & Co. LLC, Attention: Prospectus Department, 180 Varick Street, 2nd Floor, New York, New York 10014 or email at prospectus@morganstanley.com; J.P. Morgan Securities LLC, 383 Madison Avenue, New York, NY 10179, telephone: 212-834-4533; RBC Capital Markets, LLC, Three World Financial Center, 200 Vesey Street, 8th Floor, New York, NY 10281, Attention: Syndicate Operations, toll-free: (877) 822-4089, email: syndicateops2@rbc.com; and BofA Merrill Lynch, NC1-004-03-43, 200 North College Street, 3rd Floor, Charlotte, NC 28255-0001, Attn: Prospectus Department, Email: dg.prospectus_requests@baml.com. The registration statement is available on the SEC’s website at www.sec.gov under Catalent’s name.

FORWARD-LOOKING STATEMENTS

This release contains both historical and forward-looking statements, including concerning the closing of the agreement to purchase Cook Pharmica and the financing that Catalent intends to obtain to finance the initial purchase price. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally can be identified because they relate to the topics set forth above or by the use of statements that include phrases such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “plan,” “project,” “foresee,” “likely,” “may,” “will,” “would” or other words or phrases with similar meanings. Similarly, statements that describe Catalent’s objectives, plans or goals are, or may be, forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from Catalent’s expectations and projections. Some of the factors that could cause actual results to differ include, but are not limited to, the following: antitrust or other regulatory actions that may delay or interfere with the closing of the acquisition or result in other changes to Catalent’s business; other unanticipated events that may prevent a closing of the acquisition or may make it more difficult to realize the anticipated benefits of the transaction; inability to complete the anticipated financing on the anticipated terms, or at all; participation in a highly competitive market and increased competition may adversely affect the business of Catalent or of Cook Pharmica; demand for Catalent’s or Cook Pharmica’s offerings which depends in part on their customers’ research and development and the clinical and market success of their products; product and other liability risks that could adversely affect the results of operations, financial condition, liquidity, and cash flows of Catalent or Cook Pharmica; failure to comply with existing and future regulatory requirements; failure to provide quality offerings to customers could have an adverse effect on the business and subject it to regulatory actions and costly litigation; problems providing the highly exacting and complex services or support required; global economic, political, and regulatory risks to the operations of Catalent and Cook Pharmica; inability to enhance existing or introduce new technology or service offerings in a timely manner; inadequate patents, copyrights, trademarks, and other forms of intellectual property protections; fluctuations in the costs, availability, and suitability of the components of the products Catalent and Cook Pharmica manufacture, including active pharmaceutical ingredients, excipients, purchased components, and raw materials; changes in market access or healthcare reimbursement in the United States or internationally; fluctuations in the exchange rate of the U.S. dollar and other foreign currencies including as a result of the recent U.K. referendum to exit from the European Union; adverse tax legislation initiatives or challenges to Catalent’s tax positions; loss of key personnel; risks generally associated with information systems; inability to complete any future acquisitions and other transactions that may complement or expand the business of Catalent or divest of non-strategic businesses or assets and Catalent’s ability to successfully integrate acquired business and realize anticipated benefits of such acquisitions; offerings and customers’ products that may infringe on the intellectual property rights of third parties; environmental, health, and safety laws and regulations, which could increase costs and restrict operations; labor and employment laws and regulations; additional cash contributions required to fund Catalent’s existing pension plans; substantial leverage resulting in the limited ability of Catalent to raise additional capital to fund operations and react to changes in the economy or in the industry; exposure to interest rate risk to the extent of Catalent’s variable rate debt and preventing Catalent from meeting its obligations under its indebtedness. For a more detailed discussion of these and other factors, see the information under the caption “Risk Factors” in Catalent’s preliminary prospectus filed September 25, 2017 with the SEC and Catalent’s Annual Report on Form 10-K for the fiscal year ended June 30, 2017, filed August 28, 2017 with the SEC. All forward-looking statements speak only as of the date of this release or as of the date they are made, and Catalent does not undertake to update any forward-looking statement as a result of new information or future events or developments except to the extent required by law.

Contact:

Catalent, Inc.

Investor Contact:

Thomas Castellano, 732-537-6325

investors@catalent.com